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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: AUGUST 26, 2002
               (DATE OF EARLIEST EVENT REPORTED: AUGUST 26, 2002)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)



           KANSAS                        1-6446                  48-0290000
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On August 26, 2002, Kinder Morgan, Inc. issued a press release, a copy of which is included herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

Exhibit
Number        Description
-------       -----------

 99.1         Press release of Kinder Morgan, Inc. issued August 26, 2002
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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KINDER MORGAN, INC.




Dated: August 26, 2002                   By: /s/ C. PARK SHAPER
                                            ------------------------------------
                                             C. Park Shaper
                                             Vice President, Treasurer and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

 99.1         Press release of Kinder Morgan, Inc. issued on August 26, 2002

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